EXHIBIT 99.2

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

                  ---------------------         ----------------
                      MSAC 2004-HE4                   Data
                  ---------------------         ----------------
Collateral        Pool Balance             $      315,768,229.95
Characteristics   # of Loans               #                1918
                  Avg Prin Balance         $          164,634.11
                  WAC                      %               7.273
                  WA Net Rate              %               6.753
                  WAM                      #             352.087
                  Seasoning                #               4.436
                  Second Liens             %               0.000
                  WA CLTV                  %              80.653
                  WA FICO                  #                 630
                  Prepay Penalties         %              87.679
Arm               WAC (Arms only)          %               7.256
Characteristics   WAM (Arms only)          #             355.394
                  WA Margin                %               5.923
                  WA Initial Cap           %               1.499
                  WA Periodic Cap          %               1.499
                  WA Cap                   %               7.000
                  WA Months to Roll        #                  26
Loan Type         Fixed                    %              18.349
                  Balloons                 %               0.077
                  2/28 Arms                %              39.781
                  3/27 Arms                %              41.869
                  Other Hybrid Arms        %               0.000
Index             1-Month LIBOR            %               0.000
                  6-Month LIBOR            %              81.651
                  Other Index              %              18.349
Loan Purpose      Purchase                 %              48.834
                  Cash-Out Refi            %              42.122
                  Rate-Term Refi           %               9.044
                  Debt Consolidation       %               0.000
Occupancy Status  Owner                    %              94.325
                  Second Home              %               0.493
                  Investor                 %               5.182
Property Type     Single Family            %              70.372
                  2-4 Family               %              11.163
                  PUD                      %              12.203
                  MH                       %               0.000
                  Condo                    %               6.262
Doc Type          Full Doc                 %               40.27
                  Stated Doc               %              52.987
                  Limited Doc              %               6.743
                  No Doc                   %               0.000
MI Data           MI Flag                 Y/N   N
                  % of Pool Covered        %    N/A
                  Effective LTV            %    N/A
FICO              FICO <460                %               0.000
Distribution      FICO 460-479             %               0.000
                  FICO 480-499             %               0.000
                  FICO 500-519             %               5.188
                  FICO 520-539             %               6.999
                  FICO 540-559             %               6.303
                  FICO 560-579             %               7.335
                  FICO 580-599             %               6.703
                  FICO 600-619             %               7.445
                  FICO 620-639             %              11.719
                  FICO 640-659             %              11.549
                  FICO 660-679             %              13.533
                  FICO 680-699             %                9.38
                  FICO 700-719             %               6.577
                  FICO 720-739             %               4.282
                  FICO 740-759             %               1.293
                  FICO >760                %               1.694

LTV Distribution  LTV <20                  %               0.027
                  LTV 20.01-30             %               0.075
                  LTV 30.01-40             %               0.505
                  LTV 40.01-50             %               0.854
                  LTV 50.01-60             %               1.546
                  LTV 60.01-70             %               5.509
                  LTV 70.01-80             %              60.644
                  LTV 80.01-90             %              25.259
                  LTV 90.01-100            %               5.582
                  LTV >100                 %               0.000
                                                      Data           Data
Loan Balance      $ 0-25,000             # & %                 1       0.006
Distribution      $ 25,001-50,000        # & %                54       0.747
                  $ 50,001-75,000        # & %               236       4.705
                  $ 75,001-100,000       # & %               278       7.746
                  $ 100,001-150,000      # & %               509      19.849
                  $ 150,001-200,000      # & %               312      17.408
                  $ 200,001-250,000      # & %               187      13.183
                  $ 250,001-300,000      # & %               144      12.324
                  $ 300,001-350,000      # & %                80       8.154
                  $ 350,001-400,000      # & %                53       6.323
                  $ 400,001-450,000      # & %                27       3.660
                  $ 450,001-500,000      # & %                29       4.439
                  $ 500,001-550,000      # & %                 2       0.339
                  $ 550,001-600,000      # & %                 5       0.915
                  $ 600,001-650,000      # & %                 1       0.204
                  $ 650,001-700,000      # & %                 0       0.000
                  $ 700,001-750,000      # & %                 0       0.000
                  $ 750,001-800,000      # & %                 0       0.000
                  $ 800,001-850,000      # & %                 0       0.000
                  $ 850,001-900,000      # & %                 0       0.000
                  $ 900,001-950,000      # & %                 0       0.000
                  $ 950,001-1,000,000    # & %                 0       0.000
                  > $ 1,000,001          # & %                 0       0.000

Geographic        AK                       %               0.000
Distribution      AL                       %               0.312
                  AR                       %               0.186
                  AZ                       %               1.983
                  CA                       %              31.681
                  CO                       %               1.244
                  CT                       %               2.399
                  DC                       %               0.000
                  DE                       %               0.190
                  FL                       %               8.666
                  GA                       %               2.017
                  HI                       %               0.551
                  IA                       %               0.064
                  ID                       %               0.345
                  IL                       %               3.333
                  IN                       %               1.773
                  KS                       %               0.345
                  KY                       %               0.906
                  LA                       %               0.579
                  MA                       %               1.467
                  MD                       %               3.024
                  ME                       %               0.442
                  MI                       %               1.309
                  MN                       %               0.787
                  MO                       %               0.985
                  MS                       %               0.148
                  MT                       %               0.000
                  NC                       %               0.948
                  ND                       %               0.000
                  NE                       %               0.046
                  NH                       %               0.286
                  NJ                       %               3.567
                  NM                       %               0.330
                  NV                       %               2.446
                  NY                       %               8.169
                  OH                       %               2.525
                  OK                       %               0.430
                  OR                       %               0.712
                  PA                       %               2.269
                  RI                       %               0.767
                  SC                       %               0.454
                  SD                       %               0.000
                  TN                       %               1.793
                  TX                       %               3.924
                  UT                       %               0.904
                  VA                       %               3.138
                  VT                       %               0.221
                  WA                       %               2.033
                  WI                       %               0.153
                  WV                       %               0.028
                  WY                       %               0.122

Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.

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                    # of             WA      WA     Owner   Cashout   Full
    Balance         loans   WAC     FICO    LTV     Occ %    Refi%    Doc%
--------------------------------------------------------------------------------
$600,000-650,000        1   6.750     671  80.000  100.000    0.000  100.000
$650,001-700,000        0   0.000       0   0.000    0.000    0.000    0.000
$700,001-750,000        0   0.000       0   0.000    0.000    0.000    0.000
$751,001-800,000        0   0.000       0   0.000    0.000    0.000    0.000
$800,001-850,000        0   0.000       0   0.000    0.000    0.000    0.000
$850,001-900,000        0   0.000       0   0.000    0.000    0.000    0.000
$900,001-950,000        0   0.000       0   0.000    0.000    0.000    0.000
$950,001-1,000,000      0   0.000       0   0.000    0.000    0.000    0.000
>$1,000,000             0   0.000       0   0.000    0.000    0.000    0.000

Please populate appropriate loan characteristics for each loan bucket.

---------------------------------------------------------------------------------------
                                              Loans
Percentage                                   without                              100
by range                                     MI FICOs
---------------------------------------------------------------------------------------
                     <450  451-500  501-550  551-600   601-650  651-700  701-750   >750
             <20    0.000   0.000    0.000    0.017     0.009    0.000    0.000   0.000
            20-30   0.000   0.000    0.017    0.034     0.000    0.025    0.000   0.000
            30-40   0.000   0.000    0.202    0.027     0.041    0.210    0.024   0.000
            40-50   0.000   0.035    0.132    0.160     0.255    0.271    0.000   0.000
   LTVs     50-60   0.000   0.000    0.350    0.448     0.371    0.272    0.044   0.060
            60-70   0.000   0.128    1.936    1.420     1.071    0.548    0.367   0.039
            70-80   0.000   0.057    7.492    6.702    14.226   21.796    8.802   1.570
            80-90   0.000   0.000    4.898    7.997     6.959    3.791    1.350   0.265
            90-100  0.000   0.000    0.000    0.629     2.359    1.874    0.661   0.058
             >100   0.000   0.000    0.000    0.000     0.000    0.000    0.000   0.000

---------------------------------------------------------------------------------------
                                              Loans
                                             with MI
                                              FICOs
---------------------------------------------------------------------------------------
                     <450  451-500  501-550  551-600   601-650  651-700  701-750   >750
             <20
            20-30
            30-40
            40-50
   LTVs     50-60
            60-70
            70-80
            80-90
            90-100
             >100

---------------------------------------------------------------------------------------
                                              Loans
                                             without
Loan Count                                   MI FICOs
---------------------------------------------------------------------------------------
                     <450  451-500  501-550  551-600   601-650  651-700  701-750   >750
             <20      0       0        0        1         1        0        0         0
            20-30     0       0        1        2         0        2        0         0
            30-40     0       0        7        1         2        2        1         0
            40-50     0       1        5        6         6        6        0         0
   LTVs     50-60     0       0        10      10         7        4        1         2
            60-70     0       1        37      29        18        9        5         1
            70-80     0       2       166      142       246      380      153       25
            80-90     0       0       102      170       133       59       20        5
            90-100    0       0        0       14        52        53       15        3
             >100     0       0        0        0         0        0        0         0
              #       0       4       328      375       465      515      195       36

---------------------------------------------------------------------------------------
                                              Loans
                                             with MI
                                              FICOs
---------------------------------------------------------------------------------------
                     <450  451-500  501-550  551-600   601-650  651-700  701-750   >750
             <20
            20-30
            30-40
            40-50
   LTVs     50-60
            60-70
            70-80
            80-90
            90-100
             >100
---------------------------------------------------------------------------------------


Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.